UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Schedule 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

BAKER HUGHES, A GE COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Information Statement, if Other Than the Registrant(s))

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☐	Fee paid previously with preliminary materials.

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NOTICE OF SHAREHOLDER ACTION TAKEN PURSUANT TO WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dear Baker Hughes Stockholders:

The enclosed information statement (the “Information Statement”) is being distributed to the holders of record as of the close of business on June 27, 2019 (the “Record Date”) of the voting Class A common stock and Class B common stock, of Baker Hughes, a GE company, a Delaware corporation (the “Company”).

The purpose of the Information Statement is to inform you of action taken by holders of a majority of the Company’s voting power. On June 27, 2019, the Company received from General Electric Company (“GE”) an action by written consent of stockholders (the “Written Consent”) executed by GE and certain of its affiliates (the “GE Group”) to approve in advance any issuance or issuances of securities of the Company to the GE Group in connection with the exercise of the Existing GE Rights (as defined below) that may require prior stockholder approval under the rules and regulations of the New York Stock Exchange (the “NYSE”) in the event GE is deemed a “Related Party” under such rules and regulations (any such issuances, the “Future Issuances”). Based on guidance from the NYSE, the approval of the Future Issuances pursuant to the Written Consent will be effective for five years. As of the Record Date, the GE Group held approximately 50.3% of the voting power of the combined classes of outstanding common stock of the Company.

Under the Amended and Restated Stockholders Agreement, dated as of November 13, 2018, between GE and the Company (as amended and restated from time to time thereafter in accordance with the terms thereof, the “Stockholders Agreement”), the GE Group has the existing right to purchase their pro rata portion of any securities of the Company (other than certain excluded securities) that the Company proposes to issue or sell (the “Existing Preemptive Rights”). In addition, under the Amended and Restated Limited Liability Company Agreement, dated as of July 3, 2017, among Baker Hughes, a GE company, LLC and its members, the GE Group has the existing right to acquire shares of Class B common stock from the Company in certain circumstances, including in connection with the issuance of shares of Class A common stock under an equity incentive or similar plan, and where the GE Group is permitted under the terms of the Stockholders Agreement to purchase additional shares of Class A common stock (together with the Existing Preemptive Rights, the “Existing GE Rights”).

A copy of the Written Consent is set forth in Exhibit A to the Information Statement.

The Information Statement, when mailed or furnished to stockholders, will constitute the notice required under Section 228(e) of the General Corporation Law of the State of Delaware (the “DGCL”).  The Written Consent constitutes the only stockholder approval required to approve the Future Issuances under the DGCL, the Amended and Restated Certificate of Incorporation of the Company and the Second Amended and Restated Bylaws of the Company.  The Company’s Board of Directors is not soliciting your consent or your proxy in connection with the Future Issuances and no consents or proxies are being requested from stockholders.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

Dated: July 11, 2019	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Purpose of Information Statement

This Information Statement advises stockholders of Baker Hughes, a GE Company (“we,” “us” or the “Company”) of action taken by holders of a majority of the Company’s voting power. On June 27, 2019, the Company received from General Electric Company (“GE”) an action by written consent of stockholders (the “Written Consent”) executed by GE, GE Oil & Gas US Holdings IV, Inc., GE Holdings (US), Inc. and GE Oil & Gas US Holdings I, Inc., each a GE affiliate (collectively with GE, the “GE Group”), approving the Future Issuances (as defined below). As of the close of business on June 27, 2019 (the “Record Date”), the GE Group held approximately 50.3% of the voting power of the combined classes of outstanding common stock of the Company.

General Overview of Action

Under the Amended and Restated Stockholders Agreement, dated as of November 13, 2018, between GE and the Company (as amended and restated from time to time thereafter in accordance with the terms thereof, the “Stockholders Agreement”), the GE Group has the existing right to purchase their pro rata portion of any securities of the Company (other than certain excluded securities) that the Company proposes to issue or sell (the “Existing Preemptive Rights”). In addition, under the Amended and Restated Limited Liability Company Agreement, dated as of July 3, 2017, among Baker Hughes, a GE company, LLC (“BHGE LLC”) and its members, the GE Group has the existing right to acquire shares of Class B common stock from the Company in certain circumstances, including in connection with the issuance of shares of Class A common stock under an equity incentive or similar plan, and where the GE Group is permitted under the terms of the Stockholders Agreement to purchase additional shares of Class A common stock (the “Existing Purchase Rights,” and, together with the Existing Preemptive Rights, the “Existing GE Rights”).

Under rule 312.03 of the New York Stock Exchange (the “NYSE”) (described in more detail below), exercise by GE of the Existing GE Rights may require prior stockholder approval in the event GE is deemed a “Related Party” under such rule. Accordingly, the Written Consent delivered by GE to the Company approves, including for purposes of rule 312.03, the following:

1.	any issuances from time to time to GE of Company Securities (as defined in the Stockholders Agreement) in respect of or connected to any exercise of GE’s Existing Preemptive Rights; and

2.	any issuances from time to time to GE of Class B common stock of the Company and units of BHGE LLC in respect of or connected to any exercise of GE’s Existing Purchase Rights (any and all issuances described in this clause 2, together with those described in the foregoing clause 1, the “Future Issuances”).

Based on guidance from the NYSE, the approval of the Future Issuances pursuant to the Written Consent will be effective for five years. The foregoing summary is qualified in its entirety by reference to the full text of the Written Consent, which is attached to this Information Statement as Exhibit A.

NYSE Stockholder Approval Requirement

Class A common stock of the Company is listed on the NYSE and, as a result, the Company is subject to the rules of the NYSE. Rule 312.03(b) of the rules of the NYSE requires an issuer to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, to (i) a director, officer or substantial security holder (a “Related Party”), (ii) a subsidiary, affiliate or other closely-related person of a Related Party or (iii) any company or entity in which a Related Party has a substantial direct or indirect interest, if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance. However, if the Related Party involved in the transaction is classified as such solely because such person is a substantial security holder, and if the issuance relates to a sale of stock for cash at a price at least as great as each of the book and market value of the issuer’s common stock, then shareholder approval would not be required unless the number of shares of common stock to be issued, or unless the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either 5% percent of the number of shares of common stock or 5% percent of the voting power outstanding before the issuance.

Votes Required

Pursuant to the Company’s Amended and Restated Certificate of Incorporation, each share of outstanding Class A common stock and Class B common stock of the Company is entitled to one vote on matters submitted to stockholders for approval. Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”) and Article I, Section 1.10 of the Second Amended and Restated Bylaws of the Company (the “Company Bylaws”) provide that stockholders of the Company may act by written consent without a meeting if such stockholders hold the number of shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted. Accordingly, approval of the Future Issuances required the affirmative vote of a majority of the issued and outstanding shares of the Company’s Class A common stock and Class B common stock on a combined basis.

As of the close of business on the Record Date, 515,622,308 shares of the Company’s Class A common stock and 521,543,095 shares of the Company’s Class B common stock were outstanding. No shares of the Company’s Preferred Stock have been issued. As of the close of business on the Record Date, the GE Group together owned all outstanding shares of the Company’s Class B common stock, representing approximately 50.3% of the Company’s outstanding Class A common stock and Class B common stock on a combined basis. As the Future Issuances were approved by the GE Group, no proxies are being solicited with this Information Statement.

Dissenters’ Rights

Under the DGCL, holders of the Company’s capital stock are not entitled to dissenters’ rights of appraisal with respect to approval of the Future Issuances by Written Consent.

Notice Pursuant to Section 228(e)

Pursuant to Section 228(e) of the DGCL and Article I, Section 1.10 of the Company Bylaws, the Company is required to provide prompt notice of the taking of a corporate action by written consent to the Company’s stockholders who have not consented in writing to such action. This Information Statement, when mailed or furnished to stockholders, will constitute the only notice required by Section 228(e) of the DGCL and the Company Bylaws.

Distribution and Costs

We will pay the cost of preparing, printing and distributing this Information Statement. We will only deliver one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to: Baker Hughes, a GE company, Attn: Corporate Secretary, 17021 Aldine Westfield Road, Houston, Texas 77073,

+1 (713) 439-8600. Stockholders may also address future requests for separate delivery of any future stockholder communication documents, or for delivery of a single copy where they are currently receiving multiple copies, by contacting us at the address or phone number listed above.

Documents Incorporated by Reference

The Securities and Exchange Commission (the “SEC”) allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC and are delivering to you with the copy of this Information Statement. The information incorporated by reference is deemed to be part of this Information Statement. This Information Statement incorporates by reference the following documents:

1.	our Annual Report on Form 10-K for the fiscal year ended December 31, 2018;

2.	our Proxy Statement on Schedule 14A prepared in connection with the 2019 Annual Meeting of Stockholders, as subsequently amended; and

3.	our Current Report on Form 8-K filed on February 22, 2019.

You may read and copy any reports, statements or other information we file by visiting the SEC’s website that contains reports, proxy and information statements and other information that we file electronically with the SEC. The address of that website is www.sec.gov. Stockholders can also obtain free copies of the Company’s SEC filings through the “Investors” section of the Company’s website at www.bhge.com. The information provided on the Company’s website, other than copies of the documents listed or referenced above that have been or will be filed with the SEC, is not part of this Information Statement and therefore is not incorporated herein by reference. The Company’s Class A common stock is listed on the New York Stock Exchange. Information about us also is available at the New York Stock Exchange.

Dated: July 11, 2019	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

 EXHIBIT A

BAKER HUGHES, A GE COMPANY

ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

June 27, 2019

The undersigned stockholders (together, the “GE Group”) of Baker Hughes, a GE company, a Delaware corporation (the “Company”), constituting the holders of a majority of the voting power of the issued and outstanding shares of Class A and Class B common stock, both classes of which are $0.0001 par value per share, of the Company (“Company Common Stock”), voting together as a single class, acting pursuant to Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”) and Article I, Section 1.10 of the Second Amended and Restated Bylaws of the Company (the “Bylaws”), DO HEREBY CONSENT (this Action by Written Consent of Stockholders, this “Consent”) to the adoption of, and DO HEREBY ADOPT, the following resolutions effective immediately upon delivery to the Company in accordance with Section 228 of the DGCL and Article I, Section 1.10 of the Bylaws.

Approval of Future Issuances

WHEREAS, on October 30, 2016, General Electric Company, a New York corporation (“GE”), Baker Hughes Incorporated, a Delaware corporation (“BHI”), and the other parties thereto entered into that certain Transaction Agreement and Plan of Merger (as amended on March 27, 2019, the “Transaction Agreement”);

WHEREAS, on June 30, 2017, the stockholders of BHI adopted the Transaction Agreement and approved the transactions contemplated thereby, including, among others, the execution, delivery and performance of the Amended and Restated Stockholders Agreement, dated as of November 13, 2018, by and between GE and the Company (as amended from time to time thereafter in accordance with the terms thereof, the “Stockholders Agreement”), the Exchange Agreement, dated as of July 3, 2017, by and among GE, the Company and Baker Hughes, a GE company, LLC (“BHGE LLC”) (as amended from time to time in accordance with the terms thereof, the “Exchange Agreement”), and the Amended and Restated Limited Liability Company Agreement of BHGE LLC, dated as of July 3, 2017, by and among BHGE LLC and its members (as amended from time to time in accordance with the terms thereof, the “BHGE LLC Agreement”);

WHEREAS, pursuant to the Stockholders Agreement, the GE Group has the right (the “Preemptive Rights”) to purchase its pro rata portion of any securities of the Company, other than Excluded Securities (as defined in the Stockholders Agreement), that the Company proposes to issue or sell;

WHEREAS, pursuant to the BHGE LLC Agreement, the GE Group has the right (the “Top-Up Rights” and, together with the Preemptive Rights, the “GE Purchase Rights”) in certain circumstances to acquire Paired Interests (as defined in the Exchange Agreement);

WHEREAS, pursuant to the rules of the New York Stock Exchange (“NYSE”), stockholder approval is required prior to any issuance or sale of common stock, or securities convertible into or exercisable for common stock (a “Stock Issuance”), in any transaction or series of related transactions with any director, officer or substantial security holder of the company (each, a “Related Party”), if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be converted or exercised, exceeds a threshold percentage of the number of shares of common stock or of the voting power outstanding before the issuance or sale;

WHEREAS, the GE Group may be deemed to be a Related Party under (and as defined in) NYSE rules and regulations; and

WHEREAS, the GE Group has determined that it is desirable that the stockholders of BHGE approve any future Stock Issuances from time to time by the Company to any members of the GE Group, or any other affiliates of GE, in connection with or related to any exercise of the GE Purchase Rights.

NOW, THEREFORE, BE IT:

RESOLVED, that any Stock Issuance, including for the avoidance of doubt any issuances of Company Common Stock or Paired Interests, by the Company (it being understood that such reference to “Company” shall include BHGE LLC in respect of any issuance of Paired Interests) to one or more members of the GE Group, or any other affiliates of GE, in connection with or related to any exercise of the GE Purchase Rights from time to time be, and hereby is, approved (the “Approval”);

RESOLVED, FURTHER, that the Approval constitutes any stockholder approval or consent required for purposes of NYSE rule 312.03;

RESOLVED, FURTHER, that this Consent and the resolutions set forth herein shall be effective upon delivery to the Company in accordance with Section 228 of the DGCL and Article I, Section 1.10 of the Bylaws;

RESOLVED, FURTHER, that this Consent may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same written consent; and

RESOLVED, FURTHER, that the corporate secretary of the Company be, and hereby is, directed to filed this Consent with the minutes of the proceedings of the stockholders of the Company.

[Signature page follows.]

2

IN WITNESS WHEREOF, each of the undersigned stockholders has executed this Action by Written Consent of Stockholders as of the date first written above.

GENERAL ELECTRIC COMPANY

By:	/s/ Christoph A. Pereira
Name:	Christoph A. Pereira
Title:	Vice President, Chief Risk Officer and Chief Corporate Counsel
Shares held:	23,369,778

GE OIL & GAS US HOLDINGS IV, INC.

By:	/s/ Victoria Vron
Name:	Victoria Vron
Title:	Vice President & Secretary
Shares held:	48,896,204

GE HOLDINGS (US), INC.

By:	/s/ Victoria Vron
Name:	Victoria Vron
Title:	Vice President & Secretary
Shares held:	5,403,956

GE OIL & GAS US HOLDINGS I, INC

By:	/s/ Victoria Vron
Name:	Victoria Vron
Title:	Vice President & Secretary
Shares held:	443,873,157

[Signature Page to Action by Written Consent of Stockholders]